SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

AMERICAN UNITED GOLD CORPORATION
(Exact name of Registrant as Specified in its Charter)

NEVADA	000-49951	91-2084507
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1302 Arbutus Street, Vancouver, B.C. Canada V6J 3W8

(Address of Principal Administrative Offices)

Registrant's Telephone Number, Including Area Code: (604) 807-3919

MPAC RESOURCES CORPORATION

(Former name or former address, if changed since last report.)

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 19, 2004, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada changing the name of the Registrant to "United American Gold Corporation".

On September 28, 2004, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada reflecting a reverse stock split on a two for one basis. As a result of the reverse split, every two shares of common stock will be consolidated into one share of common stock. The number of shares of common stock outstanding will be reduced from 21,319,518 to 10,659,759 immediately following the reverse stock split. The reverse stock split affects all of the Registrant's common stock, as well as securities exchangeable or exerciseable to acquire such common stock. The company will round up any fractional shares resulting from the combination.

Effective October 4 , 2004, and as a result of the name change and reverse split, the Registrant's common shares will trade under the trading symbol "AMUG".

The Board of Directors of the Registrant adopted an Amended and Restated Bylaws effective August 30, 2004. The new Bylaws are now more comprehensive and are intended to better reflect the appropriate flexibility and controls required by the Registrant as a public company. The new Bylaws provide for several changes including the following: Actions of the Board of Directors taken without a meeting can now only be passed by unanimous consent of all directors instead of by a majority. Meetings of stockholders are now to be held within 180 days after the fiscal year end, and require a quorum of one-third of the voting shares instead of one-half. Action taken by stockholders without a meeting require the same majority approval as if taken at a meeting, instead of the impractical unanimous shareholder approval required under the former Bylaws. The provision relating to the indemnification of officers and directors was expanded to reflect the provisions of Nevada corporate laws, as well as bring the provisions in line with industry standards for reporting companies.

Item 9.01 Exhibits

AUG-18-2004 14:12 FROM: TO:17028662689 P:3/3

FILED # C14423-98

AUG 1 9 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: MPAC Resources Corporation
#C14423-1998

2. The articles have been amended as follows (provide article numbers, if available):

Name should be
FIRST ARTICLE: AMERICAN UNITED GOLD CORPORATION

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 89% .*

4. Effective date of filing (optional): ______
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 11/03/03

CT-1-2004 16:16 FROM: TO:6047367481 P:1
SEP-29-2004 02:22 PM INCORP SVCS 702 866 2689 P.02

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

C14423-98

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78 390)

FILED
SEP 2 8 2004
Dean Heller
Secretary of State

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American United Gold Corporation (C14423-1998)

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is hereby amended to reflect a reverse stock split with revised figures of:

100,000,000 authorized shares with a par value of $0.001

The number of outstanding shares before the stock split was 21,319,518 and is now 10,659,759

Corporate resolutions regarding the acceptance of the reverse stock split have been documented in the corporate records and approved by the board of directors and 53.08% of shareholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 53.08%

4. Effective date of filing (optional): 9/21/04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

Exhibit No.	Description of Exhibit	Manner of Filing
3(i)	Certificate of Amendment to Articles of Incorporation re Name Change	Filed herewith
3(ii)	Certificate of Amendment to Articles of Incorporation re Reverse Split	Filed herewith
3(iii)	Amended and Restated By-Laws	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN UNITED GOLD CORPORATION

By:	/s/ David Uppal
	Name:	David Uppal
	Title:	President
Dated:	October 4, 2004